EXHIBIT 10.23

THIRD AMENDMENT

This THIRD AMENDMENT, dated as of January 5, 2006 (this “Third Amendment”), amends that certain AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 31, 2004 (as amended, modified or supplemented from time to time, the “Credit Agreement”), by and among (i) REAL MEX RESTAURANTS, INC., formerly known as Acapulco Acquisition Corp., a Delaware corporation (“Real Max”), (ii) ACAPULCO RESTAURANTS, INC., a Delaware corporation (“ARI”), (iii) EL TORITO FRANCHISING COMPANY, a Delaware corporation (“ETFI”), (iv) EL TORITO RESTAURANTS, INC., a Delaware corporation (“ETRI”), (v) ACAPULCO RESTAURANTS OF ENCINITAS, INC., a California corporation (“AEI”), (vi) TARV, INC., a California corporation (“TARV”), (vii) ACAPULCO RESTAURANT OF VENTURA, INC., a California corporation (“ARV”), (viii) ACAPULCO RESTAURANT OF WESTWOOD, INC., a California corporation (“ARW”), (ix) ACAPULCO MARK CORP., a Delaware corporation (“AMC”), (x) MURRAY PACIFIC, a California corporation (“MP”), (xi) ALA DESIGN, INC., a California corporation (“ALAD”), (xii) REAL MEX FOODS, INC., formerly known as ALA Foods, Inc., a California corporation (“RMF”), (xiii) ACAPULCO RESTAURANT OF DOWNEY, INC., a California corporation (“ARD”), (xiv) ACAPULCO RESTAURANT OF MORENO VALLEY, INC., a California corporation (“AMV”), (xv) EL PASO CANTINA, INC., a California corporation (“EPC”, each of Real Mex, ARI, ETFI, ETRI, AEI, TARV, ARV ARW, AMC, MP, ALAD, RMF, ARD, AMV, and EPC, a “Borrower” and, together, the “Original Borrowers”), (xvi) CKR ACQUISITION CORP., a Delaware corporation (“CKR”), and (xvii) CHEVYS RESTAURANTS, LLC, a Delaware limited liability company (“Chevys”, each of CKR and Chevys, an “Additional Borrower” and, together with the Original Borrowers, the “Borrowers”), (xviii) the several financial institutions from time to time party to the Credit Agreement as lenders thereunder (the “Lenders”), and (xix) BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), as the administrative agent for the Lenders under the Credit Agreement (in such capacity, the “Agent”).

WHEREAS, pursuant to the Amendment Agreement, dated as of September 3, 2004 (the “First Amendment”), by and among the Original Borrowers, the Lenders, and the Agent, certain terms of the Credit Agreement were amended pursuant to the terms and conditions set forth in the First Amendment;

WHEREAS, pursuant to the Joinder Agreement, dated as of November 17, 2004 (the “CKR Joinder”), by and between CKR and the Agent, CKR joined the Credit Agreement and the Loan Documents and agreed to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents applicable to it as a Borrower;

WHEREAS, pursuant to the Joinder Agreement, dated as of December 20, 2004 (the “Chevys Joinder”), by and between Chevys and the Agent, Chevys joined the Credit Agreement and the Loan Documents and agreed to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents applicable to it as a Borrower;

WHEREAS, pursuant to the Second Amendment and Consent, dated as of January 11, 2005 (the “Second Amendment”), by and among the Borrowers, the Lenders, and the Agent, certain terms of the Credit Agreement were amended pursuant to the terms and conditions set forth in the Second Amendment; and

WHEREAS, the Borrowers have requested that the Lenders and the Agent agree, among other things, to amend certain of the terms of the Credit Agreement, and the Lenders and the Agent have, upon the terms and conditions set forth herein, agreed to the foregoing;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.                                Definitions in Credit Agreement; etc.  Unless otherwise defined herein, terms defined in or by reference in the Credit Agreement (as from time to time amended) are used herein as therein defined.

§2.                                Amendment.  Subject to the satisfaction of the conditions set forth in §5 hereof, Section 11.4 of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and substituting in lieu thereof the following: “The Borrowers will not make, and will not permit any of their Subsidiaries to make, any Capital Expenditures in excess of $25,000,000 per annum; provided however, that for the fiscal year 2006, the Borrowers will not make, and will not permit any of their Subsidiaries to make, any Capital Expenditures in excess of $30,000,000.”

§3.                                Representations and Warranties.  The Borrowers jointly and severally represent and warrant to the Lenders and the Agent on the date of this Third Amendment and on the Effective Date (as defined below) as follows:

§3.1.                       Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

§3.2.                       Authority, Etc.  The execution and delivery by the Borrowers of this Third Amendment and the performance by the Borrowers of all of their agreements and obligations under this Third Amendment and the Credit Agreement as amended hereby (a) are within the corporate authority of the Borrowers, (b) have been duly authorized by all necessary corporate proceedings by the Borrowers, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers, and (d) do not conflict with any provision of any corporate charter or by-laws of, or any agreement or other instrument binding upon, any of the Borrowers.

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§3.3.                       Enforceability of Obligations.  This Third Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrowers enforceable against each such Person in accordance with their respective terms. Immediately prior to and after giving effect to this Third Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§4.                                Affirmation of Borrowers.  The Borrowers hereby affirm their absolute and unconditional promise to pay to each Lender and the Agent all Obligations under the Notes, the Credit Agreement as amended hereby, the other Loan Documents, and all other related instruments or documents, at the times and in the amounts provided for therein. The Borrowers confirm and agree that (a) the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (b) all references to the term “Credit Agreement” in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

§5.                                Conditions to Effectiveness.

§5.1.                       The amendments set forth in §2 of this Third Amendment shall be effective on the first day (the “Effective Date”) upon which each of the following conditions precedent have been satisfied:

(a)                                  The Agent shall have received an original counterpart signature this Third Amendment, duly executed and delivered by the Borrowers, the Majority Lenders, and the Agent; and

(b)                                 The Borrowers shall have reimbursed the Agent for, or paid directly, all fees, costs and expenses incurred by the Agent’s Special Counsel in connection with the closing of this Third Amendment for which an invoice has been delivered.

§6.                                Miscellaneous Provisions.

§6.1.                       No Other Changes.  Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan documents, and all of the rights and remedies of the Lenders thereunder, shall remain unaltered.

§6.2.                       Other Provisions.  This Third Amendment is a Loan Document for all purposes of the Credit Agreement and each of the other Loan Documents. This Third Amendment and the rights and obligations hereunder of each of the parties hereto shall in all respects be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

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IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as a sealed instrument as of the date first set forth above.

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
ACAPULCO RESTAURANTS OF ENCINITAS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
ALA DESIGN, INC.
REAL MEX FOODS, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.

By:	/s/ STEVEN L. TANNER
Name:	STEVEN L. TANNER
Title:	CFO

CHEVYS RESTAURANTS, LLC

By:	/s/ STEVEN L. TANNER
Name:	STEVEN L. TANNER
Title:	CFO

BANK OF AMERICA, N.A.,
individually and as Agent

By:	/s/ Cristin M. O’Hara
Name:	Cristin M. O’Hara
Title:	Principal

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title

BANK OF AMERICA, N.A.,
individually and as Agent

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Philip M. Roesner
Name:	Philip M. Roesner
Title	Vice President